                                                                     EXHIBIT 4.1


  NUMBER                                                                SHARES
----------                                                            ----------
CLC
----------                                                            ----------
                                     [logo]

                                   CALICO(TM)

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN                            SEE REVERSE FOR
    BOSTON, MA OR NEW YORK, NY                               CERTAIN DEFINITIONS

                                                            CUSIP

THIS CERTIFIES THAT



IS THE OWNER OF


   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

                             CALICO COMMERCE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                              ---------------------
                              Calico Commerce, Inc.
                                  INCORPORATED
                                      SEAL
                                    APRIL 14,
                                      1994
                                  * DELAWARE *
                              ---------------------

[illegible signature]                                      [illegible signature]
---------------------                                      ---------------------
VICE PRESIDENT, CHIEF                                      PRESIDENT AND CHIEF
FINANCIAL OFFICER AND                                      EXECUTIVE OFFICER
SECRETARY


COUNTERSIGNED AND REGISTERED:
     BankBoston, N.A.
          TRANSFER AGENT AND REGISTRAR

BY [illegible signature]
  ------------------------------------
                  AUTHORIZED SIGNATURE

                             CALICO COMMERCE, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common           UNIF GIFT MIN ACT --             Custodian
TEN ENT  --  as tenants by the entireties                        ------------         ------------
JT TEN   --  as joint tenants with right                            (Cust)               (Minor)
             of survivorship and not as                          under Uniform Gifts to Minors
             tenants in common                                   Act
                                                                    ------------------------------
                                                                             (State)
                                            UNIF TRF MIN ACT --            Custodian (until age   )
                                                                 ----------
                                                                   (Cust)
                                                                           under Uniform Transfers
                                                                 ----------
                                                                   (Minor)
                                                                 to Minors Act
                                                                              --------------------
                                                                                     (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto
                   ------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------------

                                        X
                                         ---------------------------------------

                                        X
                                         ---------------------------------------
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME(S) AS
                                        WRITTEN UPON THE FACE OF THE CERTIFICATE
                                        IN EVERY PARTICULAR, WITHOUT ALTERATION
                                        OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
  -------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.